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CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                 CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of Money Market Portfolio (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                 Chief Financial Officer
Money Market Portfolio                  Money Market Portfolio


/s/ R. Jay Gerken                       /s/ Kaprel Ozsolak
----------------------------------      ------------------------------------
R. Jay Gerken                           Kaprel Ozsolak
Date: March 9, 2005                     Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.